EXHIBIT 18(b)


                           LBVIP SERIES FUND, INC.

                              Power of Attorney
                         of Directors and Officers


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and/or officers of LBVIP SERIES FUND, INC., a Minnesota corporation, does hereby make, constitute and appoint Randall L. Wetherille, James M. Odland and Otis F. Hilbert, and each or any of them, the undersigneds' true and lawful attorneys-in-fact, with power of substitution, for the undersigneds and in the undersigneds' name, place and stead, to sign and affix the undersigned names as such directors and/or officers of such Company to a Registration Statement or Registration Statements, on Form N-1A or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by such Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

            IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 4th day of May, 1990.



   /s/Rolf F. Bjelland
--------------------------           President, (Chief Executive Officer)
Rolf F. Bjelland                     Chairman and Director


   /s/Stanley C. Townswick
--------------------------           Treasurer (Principal Financial Officer
Stanley C. Townswick                 and Principal Accounting Officer)


   /s/Charles W. Arnason
--------------------------           Director
Charles W. Arnason


   /s/Herbert F. Eggerding, Jr.
--------------------------           Director
Herbert F. Eggerding, Jr.


   /s/Luther O. Forde
--------------------------           Director
Luther O. Forde


   /s/Bobby I. Griffin
--------------------------           Director
Bobby I. Griffin


   /s/Albert H. Quie
--------------------------           Director
Albert H. Quie


   /s/Ruth E. Randall
--------------------------           Director
Ruth E. Randall



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